UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2014

Glimcher Realty Trust

(Exact name of registrant as specified in its charter)

Maryland	001-12482	31-1390518
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

180 East Broad Street

Columbus, Ohio 43215

(614) 621-9000

(Registrant’s address, including zip code, and telephone number, including area code, of principal executive offices)

N/A

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2014, Glimcher Realty Trust, a Maryland real estate investment trust (“Glimcher”), Glimcher Properties Limited Partnership, a Delaware limited partnership and a subsidiary of Glimcher (“Glimcher LP”), Washington Prime Group Inc., an Indiana corporation (“WPG”), and Glimcher’s Executive Vice President, General Counsel and Secretary, George A. Schmidt, entered into a letter agreement relating to Mr. Schmidt’s existing Severance Benefits Agreement (the “Letter Agreement”). The Letter Agreement clarifies that, upon the consummation of the transactions (the “Closing”) contemplated by the Agreement and Plan of Merger, dated as of September 16, 2014, among Glimcher, Glimcher LP, WPG, Washington Prime Group, L.P., an Indiana limited partnership and a subsidiary of WPG (“WPG LP”), WPG Subsidiary Holdings I, LLC, a Maryland limited liability company and a wholly-owned subsidiary of WPG LP (“Merger Sub I”), and WPG Subsidiary Holdings II Inc., a Delaware corporation and a wholly-owned subsidiary of Merger Sub I (the “Merger Agreement”), Mr. Schmidt shall be entitled to receive the payment due to him under his Severance Benefits Agreement in respect of his salary and bonus (the “Severance Payment”) in registered shares of WPG common stock.  The number of shares to be delivered to Mr. Schmidt in satisfaction of the Severance Payment will be determined by obtaining the quotient of (a) the cash value of the Severance Payment divided by (b) the sum of (i) $10.40 and (ii) the product of (A) 0.1989 shares of WPG common stock multiplied by (B) the volume-weighted average closing price of WPG common stock on the New York Stock Exchange on the last ten trading days immediately preceding the Closing.

The foregoing is only a summary of certain terms of the Letter Agreement, which is qualified in its entirety by Exhibit 99.1 incorporated by reference herein.

Item 8.01  Other Events.

On October 13, 2014, WPG and our Executive Vice President, Chief Financial Officer and Treasurer, Mark E. Yale, entered into a new employment agreement (the “Employment Agreement”) and an amendment of Mr. Yale’s existing Severance Benefits Agreement (the “Amendment”).  Both the Employment Agreement and the Amendment are effective as of, and subject to, the consummation of the Closing.  In addition to providing that Mr. Yale waives both his rights to receive “single trigger” payments and benefits upon the Closing otherwise provided under the Severance Benefits Agreement, as well as his right to accelerated vesting of his restricted stock and stock options otherwise provided under the terms of those awards, the Employment Agreement and Amendment provide for the following material terms and conditions.

Pursuant to the Employment Agreement, Mr. Yale will serve as the Executive Vice President and Chief Financial Officer of WPG for an initial term of three years commencing on the Closing.  The Severance Benefit Agreement, as amended by the Amendment, remains in effect until Mr. Yale’s termination of employment.

The Employment Agreement describes Mr. Yale’s base salary, target annual bonus and annual and one-time grants of performance and service-vesting equity awards.  The Severance Benefits Agreement, as amended by the Amendment, describes the severance payments and benefits to which Mr. Yale is entitled upon various types of employment terminations.  The Employment Agreement also includes non-compete, non-solicitation, confidentiality and non-disparagement provisions.

The Amendment generally provides that all of the vested WPG common stock that Mr. Yale receives in connection with the merger cannot be sold until WPG adopts executive stock ownership guidelines, following which such WPG common stock will be subject to such guidelines.

The foregoing is only a summary of certain terms of the Employment Agreement and the Amendment, which are qualified in their entirety by Exhibit 99.2 and Exhibit 99.3 incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Letter Agreement between Glimcher Realty Trust, Glimcher Properties Limited Partnership, Washington Prime Group Inc. and George A. Schmidt, dated October 27, 2014

99.2	Employment Agreement between Mark E. Yale and Washington Prime Group Inc., dated October 13, 2014

99.3	Amendment to Severance Benefits Agreement between Mark E. Yale and Washington Prime Group Inc., dated October 13, 2014

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 which represent the current expectations and beliefs of management of WPG and Glimcher concerning the proposed transactions, the anticipated consequences and benefits of the transactions and the targeted close date for the transactions, and other future events and their potential effects on WPG and Glimcher, including, but not limited to, statements relating to anticipated financial and operating results, the companies’ plans, objectives, expectations and intentions, cost savings and other statements, including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions.  Such statements are based upon the current beliefs and expectations of WPG’s and Glimcher’s management, and involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of WPG or Glimcher to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements.  Such factors include, without limitation:  the ability to obtain the approval of the merger by Glimcher’s shareholders; the ability to satisfy the conditions to the transactions on the proposed terms and timeframe; the possibility that the transactions do not close when expected or at all; the ability to finance the transactions; the ability to successfully operate and integrate WPG’s and Glimcher’s businesses and achieve cost savings; the effect of the announcement of the transactions on the WPG’s or Glimcher’s relationships with their respective tenants, lenders or other business parties or on their operating results and businesses generally; changes in asset quality and credit risk; ability to sustain revenue and earnings growth; changes in political, economic or market conditions generally and the real estate and capital markets specifically; the impact of increased competition; the availability of capital and financing; tenant or joint venture partner(s) bankruptcies; the failure to increase mall store occupancy and same-mall operating income; risks associated with the acquisition, development, expansion, leasing and management of properties; changes in market rental rates; trends in the retail industry; relationships with anchor tenants; risks relating to joint venture properties; costs of common area maintenance; competitive market forces; the level and volatility of interest rates; the rate of revenue increases as compared to expense increases; the financial stability of tenants within the retail industry; the restrictions in current financing arrangements or the failure to comply with such arrangements; the liquidity of real estate investments; the impact of changes to tax legislation and WPG’s and Glimcher’s tax positions; failure to qualify as a real estate investment trust; the failure to refinance debt at favorable terms and conditions; loss of key personnel; material changes in the dividend rates on securities or the ability to pay dividends on common shares or other securities; possible restrictions on the ability to operate or dispose of any partially-owned properties; the failure to achieve earnings/funds from operations targets or estimates; the failure to achieve projected returns or yields on development and investment properties; changes in generally accepted accounting principles or interpretations thereof; terrorist activities and international hostilities; the unfavorable resolution of legal proceedings; the impact of future acquisitions and divestitures; significant costs related to environmental issues; and other risks and uncertainties, including those detailed from time to time in WPG’s and Glimcher’s periodic reports filed with the Securities and Exchange Commission, including WPG’s and Glimcher’s Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Annual Report on Form 10-K.  The forward-looking statements in this communication are qualified by these risk factors.  Each statement speaks only as of the date of this communication (or any earlier date indicated in this communication) and WPG and Glimcher undertake no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances.  Actual results may differ materially from current projections. Investors, potential investors and others should give careful consideration to these risks and uncertainties.

Additional Information and Where to Find It

In connection with the proposed transaction, WPG will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a proxy statement of Glimcher and a prospectus of WPG, and Glimcher will file other documents with respect to WPG’s proposed acquisition of Glimcher.  Glimcher plans to mail the definitive proxy statement/prospectus and a form of proxy to its shareholders in connection with the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER, INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WPG, GLIMCHER, THE PROPOSED TRANSACTIONS AND RELATED MATTERS.

A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about WPG and Glimcher, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from WPG by accessing WPG’s website at investors.washingtonprime.com under the heading “Financial Information” and then under “SEC Filings” or from Glimcher by accessing Glimcher’s website at investor.glimcher.com under the heading “Financial Information” and then under “SEC Filings.”  Copies of the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Washington Prime Group Inc., 7315 Wisconsin Avenue, Bethesda, Maryland 20814, Attention: Investor Relations, Telephone: 240-630-0021 or to Glimcher Realty Trust, 180 East Broad Street, Columbus, Ohio 43215, Attention: Investor Relations, Telephone: 614-887-5632.

Participants in Solicitation Relating to the Merger

WPG, Glimcher and their respective directors or trustees and executive officers and other persons may be deemed to be participants in the solicitation of proxies from Glimcher’s shareholders in respect of the proposed transaction.  Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies from Glimcher’s shareholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, in Glimcher is set forth in WPG’s Registration Statement on Form 10-12(b), Glimcher’s Annual Report on Form 10-K for the year ended December 31, 2013, and Glimcher’s Proxy Statement on Schedule 14A, dated March 28, 2014, which are filed with the SEC.  Additional information regarding the interests of WPG’s or Glimcher’s directors or trustees and executive officers in the proposed transactions, which may be different than those of Glimcher’s shareholders generally, will be contained in the proxy statement/prospectus and other relevant documents when filed with the SEC in connection with the proposed transactions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLIMCHER REALTY TRUST

Date: October 27, 2014	By:	/s/ George A. Schmidt
George A. Schmidt
Executive Vice President, General Counsel and Secretary